Exhibit 32.2

Certification of

Principal Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Joseph Vazzano, Principal Financial Officer of Avenue Therapeutics, Inc. (the “Company”), in compliance with Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company’s Annual Report on Form 10-K for the period ended December 31, 2019 (the “Report”) filed with the Securities and Exchange Commission:

•	Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Vazzano
Joseph Vazzano
Chief Financial Officer
(Principal Financial Officer)
March 30, 2020